UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  April 28, 2011

VALLEY FINANCIAL CORPORATION

VIRGINIA	000-28342	54-1702380
(State of Incorporation)	(Commission	(I.R.S. Employer
	File Number)	Identification Number)

36 Church Avenue, S.W.
Roanoke, Virginia 24011

(Address of principal executive offices)

(540) 342-2265

(Issuer's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

    Valley Financial Corporation (the "Company"), the holding company for Roanoke, VA-based Valley Bank, issued a press release regarding its earnings for the quarter ended March 31, 2011.  The financial statements are detailed in the Company’s Press Release dated April 28, 2011 filed as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

    The Company's common stock is traded on the NASDAQ Capital Market under the symbol VYFC.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.  The following exhibit is being furnished pursuant to Item 2.02 above.

Exhibit No.                        Description

    99.1                    Press Release dated April 28, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALLEY FINANCIAL CORPORATION

Date: April 29, 2011	By:	/s/Kimberly B. Snyder
Kimberly B. Snyder
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.                        Description

    99.1                    Press Release dated April 28, 2011.